SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report( date of earliest event reported) : May 20, 2004

                             OrganiTECH U.S.A. INC.

             (Exact name of Registrant as specified in its charter)

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
    Delaware                      0-XXXXXX                            0969365
----------------------          ----------                       -----------------
  (State or other           (Commission  File  No.)      (IRS  Employer jurisdiction of
Identification  No.)                                               incorporation)

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                             YOQNEAM INDUSTRIAL AREA
                       P.O. BOX 700, YOQNEAM 20692, ISRAEL
                                 972-4-959-0515
          (Address of principal place of business or intended principal place of business)

               LIOR HESSEL, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             YOQNEAM INDUSTRIAL AREA
                       P.O. BOX 700, YOQNEAM 20692, ISRAEL
                                 972-4-959-0515
            (Name, address and telephone number of agent for service)


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 29, 2004, the Board of Directors of OrganiTECH USA, Inc. (the "Company") approved the dismissal of Rahav, Reshef, Ben-Ami & Ovadiah ("Rahav") as the Company's independent public accountants. The dismissal was effective on March 14, 2003.

Rahav's reports on the Company's financial statements for the year ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Rahav's report on the Company's financial statements for the years ended December 31, 2002, contained a separate paragraph stating "the Company does not have sufficient cash to satisfy the operational and development requirements over the next 12 months. In addition, the Company has suffered recurring losses from operations and a negative cash flow from operating activities that raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty." Rahav's report on the Company's financial statements for the year ended December 31, 2002 was filed on April 14, 2003 with the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

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During the years ended December 31, 2002 and through the date of this Current
Report, there were no disagreements with Rahav on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to Rahav's satisfaction, would have caused Rahav to make reference to the subject matter in their report. The Company did not receive notice from Rahav with respect to any of the items described in Item 304(a)(1)(iv)(B) of Regulation S-B.

We provided Rahav with a copy of this disclosure and requested that Rahav furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. In response to our request, Rahav has delivered a letter to the Securities and Exchange Commission, dated May 20, 2004, a copy of which is filed as Exhibit 16.1 to this Form 8-K.

Effective march, 2004, we engaged Amper, Politziner & Mattia ('Amper') as our new independent accountant to audit our financial statements beginning with the year ended December 31, 2003. During the fiscal years prior to December, 2003, we have not consulted with Amper regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(2) of Regulation S-K.

This Current Report contains some forward-looking statements, which give the Company's current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. In particular, these include statements relating to the development of products, future revenues, capital expenditures, research and development expenditures, personnel and other statements regarding matters that are not historical facts or statements of current condition. Any or all of our forward-looking statements in this Current Report may turn out to be wrong. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially. We do not intend to update our forward-looking statements to reflect future events or developments.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits. The following exhibit is being filed as part of this Current Report on Form 8-K.

Exhibit 16.1 - Letter from Rahav Reshef Ben-Ami & Ovadiah to the Securities and Exchange Commission dated May 20, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 20,  2004             OrganiTECH U.S.A.,  INC.

                                 By: /s/ Lior Hessel
                                 -----------------------------------
                                 Lior Hessel,  President